United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 18, 2015

Date of Report (Date of earliest event reported)

LATTICE INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	005-34249	22-2011859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7150 N. Park Drive, Suite 500 Pennsauken, New Jersey	08109
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 910-1166

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2015, Lattice Incorporated (the “Company”) held its Annual Meeting of Stockholders to vote on the following matters:

1. Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	Votes
Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Paul Burgess	13,563,170	3,012,172	23,816,774
John Boyd	11,924,267	4,651,072	23,816,774
Mark V. Rosenker	13,563,135	3,012,207	23,816,774
Richard Stewart	14,394,854	2,180,488	23,816,774
Robert Wurwarg	14,373,719	2,201,623	23,816,774

2. Ratification of the Company’s Independent Auditors

Stockholders ratified the reappointment of Rosenberg Rich Baker Berman & Company as the Company’s independent auditors for the fiscal year ending December 31, 2015. The voting results were as follows:

Votes
For	Against	Abstain	Broker Non-Votes
39,618,306	747,314	26,496	0

3. Approval of the Lattice Incorporated 2015 Omnibus Equity Incentive Plan

Stockholders approved the Lattice Incorporated 2015 Omnibus Equity Incentive Plan, pursuant to which the Company may issue up to an aggregate of 25,000,000 ordinary shares to directors, officers, employees and/or consultants of the Company and its subsidiaries. The voting results were as follows:

Votes
For	Against	Abstain	Broker Non-Votes
10,761,666	5,804,776	8,910	23,816,774

4. Advisory vote on executive compensation

Stockholders passed the following resolution:

RESOLVED, that the compensation paid to Company’s named executive officers, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, approved.

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The voting results were as follows:

Votes
For	Against	Abstain	Broker Non-Votes
13,915,469	2,648,603	11,270	23,816,774

5. Advisory vote regarding the frequency of advisory votes to approve executive compensation (“say-on-pay”)

Stockholders passed the following resolution:

RESOLVED, that an advisory vote to approve executive compensation be submitted to stockholders every three years.

The voting results were as follows:

Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,071,283	152,618	9,066,924	284,517	23,816,774

In light of the voting results with respect to the frequency of say-on-pay, the Company’s Board of Directors has determined that say-on-pay votes should be held every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 24, 2015

LATTICE INCORPORATED

By: /s/ Joe Noto______________________
Name: Joe Noto
Title: Chief Financial Officer

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